As filed with the Securities and Exchange Commission on October 21, 2005

Registration No. 2-63023

811-2884

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☒ Post-Effective Amendment No. 31

☒    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 31

SALOMON BROTHERS OPPORTUNITY FUND INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET,

NEW YORK, NEW YORK, 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 888 777-0102 (TOLL FREE)

ROBERT I. FRENKEL

CITIGROUP ASSET MANAGEMENT

300 FIRST STAMFORD PLACE

4TH FLOOR

STAMFORD, CONNECTICUT 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

SARAH E. COGAN, ESQ.

SIMPSON THACHER & BARTLETT LLP

425 LEXINGTON AVENUE

NEW YORK, NEW YORK, 10017

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

EXPERIENCE

PROSPECTUS

December     , 2005

Salomon Brothers

Opportunity Fund Inc

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Opportunity Fund Inc

Contents

You Should Know:

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

Investment objectives

The Fund seeks to achieve above average long-term capital appreciation. Current income is a secondary objective. These investment objectives may be changed without shareholder approval.

Key investments

The Fund invests primarily in common stocks and securities convertible into or exchangeable for common stock such as convertible preferred stock or convertible debt securities.

How the Manager selects the Fund’s investments

The Manager emphasizes individual security selection while varying the Fund’s investments across industries, which may help to reduce risk. The Manager evaluates companies of all sizes — from established large capitalization companies to young start-up companies. The Manager seeks to identify those companies whose securities are trading at prices which are below the company’s intrinsic value. This style of stock selection is known as “value” investing. The Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

The Manager currently pursues a strategy of retaining unrealized long-term capital gain and avoiding the tax impact of realizing such gain. This strategy reflects the belief of the Manager that these securities continue to have long-term growth potential.

In selecting individual companies for investment, the Manager considers how the following would affect a company’s earnings, the market price of its shares and the market’s evaluation of the company’s future earnings:

■	Changes in management, policies, corporate control or capitalization;
■	Changes in technology, marketing or production, the development of new products or services or the demand for existing products or services;
■	The effect of recent and anticipated capital expenditures; and
■	The effect of social, economic, political, legal and international developments.

Principal risks of investing in the fund

While investing in equity securities historically has produced greater average returns than investments in fixed income securities, equity investments may also involve added risks. Investors could lose money on their investment in the Fund, or the Fund may not perform as well as other investments, if any of the following occurs:

■	U.S. stock markets decline.
■	Value stocks fall out of favor with investors.
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the Fund invests.
■	The Manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund’s losses from events affecting a particular issuer.

2         Smith Barney Mutual Funds

As a result of the Manager’s strategy of retaining unrealized capital gains, the Fund currently has a substantial amount of net unrealized appreciation. At August 31, 2005, the amount of the net unrealized appreciation was $            , representing approximately     % of the Fund’s net assets. If the Manager chooses to sell certain portfolio securities to take advantage of lower long-term capital gains rates or invest in other attractive investment opportunities, the Fund may recognize sizeable gains, which the Fund will distribute to stockholders who will be taxed on those distributed gains. See “Dividends, Distributions and Taxes.”

Performance

The bar chart indicates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Past performance does not necessarily indicate how the Fund will perform in the future.

Total return

The bar chart shows the performance of the Fund’s shares for each of the past 10 years.

Quarterly returns (past 10 years):

Highest:         % in          quarter             ; Lowest:         % in        quarter             .

Year to date:              through                 .

Performance Table

This table assumes redemption of shares at the end of the period and the reinvestment of distributions and dividends.

Average Annual Total Returns (calendar years ended December 31)

	1 Year	5 Years	10 Years
Return before taxes

Return after taxes on distributions

Return after taxes on distributions and sale of fund shares

S&P 500 Index (reflects no deduction for fees, expenses or taxes)

Opportunities Fund Inc         3

Comparative performance

This table compares the before- and after-tax average annual total return of the Fund for the periods shown with that of the S & P 500 Index, a broad-based unmanaged index of widely held common stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor’s tax situation and are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Fee table

Fees and expenses

This table sets forth the fees and expenses you may pay if you invest in shares of the Fund.

Shareholder Fees (paid directly from your investment)

(paid directly from your investment)
Maximum sales charge on purchases (as a percentage of offering price)	None

Maximum deferred sales charge on redemptions (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (paid by the Fund as a % of net assets)

(paid by the Fund as a % of net assets)
Management fees*	0.75%

Distribution and service (12b-1) fee	None

Other expenses

Total annual fund operating expenses

*	Effective October 1, 2005, the Fund has a management fee schedule that reduces the management fee as Fund assets increase as follows: 0.75% on average daily net assets up to $1 billion, 0.725% on the next $1 billion of average daily net assets, 0.700% on the next $3 billion of average daily net assets, 0.675% on the next $5 billion of average daily net assets and 0.650% on average daily net assets over $10 billion. Prior to October 1, 2005, the management fee payable to the Manager was 0.75% of average daily net assets.

4         Smith Barney Mutual Funds

Example

This example helps you compare the cost of investing in the Fund with other mutual funds. Your actual cost may be higher or lower. The example assumes:

■	You invest $10,000 for the period shown
■	You reinvest all distributions and dividends without a sales charge
■	The Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Your investment has a 5% return each year — (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the Fund’s future performance)
■	Redemption of your shares at the end of the period (unless otherwise indicated).

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Your costs would be

Opportunities Fund Inc         5

More on the Fund’s investments

Additional investments and investment techniques

The Fund’s investment objectives and its principal investment strategies and risks are described under “Investments, Risks and Performance.” This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (“SAI”). Any policy or limitation for the Fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

The Fund may also use other strategies and invest in other securities that are described, along with their risks, in the Fund’s SAI. However, the Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the Fund from achieving its goals.

High yield, lower quality securities

The Fund may invest up to 5% of its net assets in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories (i.e., below investment grade) or unrated securities determined by the Manager to be of equivalent quality. These securities are commonly referred to as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Foreign and emerging market investments

The Fund may invest without limit in foreign securities and American Depository Receipts that are publicly traded in the U.S. and up to 5% of its net assets in foreign securities that are not publicly traded in the U.S. The Fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Many foreign countries the Fund may invest in have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Borrowing money

The Fund may borrow money from banks for either investment or temporary purposes. Borrowings (excluding temporary borrowings) may be secured by up to 33 1/3% of the

6         Smith Barney Mutual Funds

value of the Fund’s total assets. The Fund may borrow an additional amount of up to 5% of the Fund’s total assets. While borrowing creates an opportunity for increased return by leveraging the Fund’s portfolio, it creates special risks. Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Although the principal amount of any borrowing will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment Manager’s strategy. An increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. To date, the Fund has never borrowed.

Securities lending

The Fund may lend portfolio securities representing up to 10% of total assets in order to increase its net investment income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Derivatives and hedging techniques

The Fund may, but need not, use derivative contracts, such as options on securities and securities indices, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices or fluctuations in exchange rates
■	As a substitute for buying or selling securities
■	To enhance the Fund’s return
■	As a cash flow management technique

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Temporary defensive investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and short-term debt securities or cash. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Opportunities Fund Inc         7

Portfolio turnover

While the Fund has traditionally had very low portfolio turnover, the Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund’s performance.

Portfolio holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are available in the SAI.

8         Smith Barney Mutual Funds

Management

Salomon Brothers Asset Management Inc (the “Manager”) selects the Fund’s investments, oversees its operations and provides administrative services. A team of individuals employed by the Manager manages the day-to-day operations of the Fund. The Manager’s principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

George Williamson is a co-portfolio manager responsible for day-to-day management of the Fund’s portfolio. Mr. Williamson is also an investment officer of the Fund. Mr. Williamson has been a Director of the Manager since 1999. Prior to 1999, he was a Vice President of the Manager.

Effective August 1, 2005, Patrick Hughes joined George J. Williamson as a co-portfolio manager of the Fund. Mr. Hughes is a Vice President of the Fund and is a Vice President of the Manager. Mr. Hughes is currently responsible for the day-to-day management of large cap core stocks for three mutual funds, a wrap program and private accounts. Mr. Hughes joined the Manager in 1995.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any Fund shares held by them, and has more detailed information about the Manager and other Fund service providers.

On June 23, 2005, Citigroup entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason, Inc. (“Legg Mason”) [Completion of the proposed sale would cause the termination of the Fund’s existing management agreement and shareholders of the Fund are being asked to approve a new management agreement with the Manager. The sale is subject to a number of conditions. One of these conditions is that clients representing no less than 75% of the revenue attributable to the assets under management for such clients consent to continue their advisory relationship with Citigroup affiliates (that will be owned by Legg Mason) following consummation of the transaction. If these conditions are met, the transaction is expected to take place by December 31, 2005.]1 [The transaction took place on                     , 2005.]2

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of [                     ], 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $[    ] billion, of which approximately [    ]% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

[The Manager is an affiliate of Citigroup. Citigroup businesses provide a broad range of financial services — asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading — and use diverse channels to make them available to consumer and corporate customers around the world. The Manager, together with affiliates in New York, London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of

[1]	If the transaction occurs prior to the filing of the (b) amendment, this bracketed language will be removed.
[2]	If the transaction occurs prior to the filing of the (b) amendment, this bracketed language will be added.

Opportunities Fund Inc         9

securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the Fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.]3

As compensation for its services, the Fund pays the Manager a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion; 0.725% of the next $1 billion of average daily net assets; 0.700% of the next $3 billion of average daily net assets; 0.675% of the next $5 billion of average daily net assets; and 0.650% of the average daily net assets over $10 billion. This management fee schedule reduces the management fee payable by the Fund to the Manager as assets increase, effective October 1, 2005. Prior to October 1, 2005, the management fee payable to the Manager was 0.75% of average daily net assets. Except for the expenses paid by the Manager that are described herein, the Fund bears all costs of its operations.

A discussion regarding the basis for the Board’s approval of the Fund’s management agreement with the Manager is available in the Fund’s annual report for the fiscal year ended August 31, 2005.

Distributor

The Fund’s distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s distributor and other affiliates of the Manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc (“CGMI”) (each an affiliate of the Manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds

[3]	If the transaction occurs prior to the filing of the (b) amendment, this bracketed language will be removed.

10         Smith Barney Mutual Funds

in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

Opportunities Fund Inc         11

Buying shares

Buying shares by mail You may make subsequent purchases by mail or, if you elect, by telephone

■  Shares may be purchased at net asset value without a sales charge.

■  The minimum initial investment is $1,000 and subsequent investments require a minimum of $100. For Individual Retirement Accounts and Self- Employed Retirement Plans (formerly, Keogh Plans), the minimum initial investment is $250. In addition, an account can be established with a minimum of $50 if such account will be receiving regular periodic investments through the Automatic Investment Plan. See “Automatic Investment Plan.”

■  Shares of the Fund may be initially purchased through PFPC Inc. (“PFPC” or the “transfer agent”) by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer. The dealer may charge a fee for executing your order. The Fund reserves the right to reject any purchase order in whole or in part.

■  Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. Your check should be made payable to Salomon Brothers Funds. If an investor’s purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder’s account. There is a ten day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

■ Write the transfer agent at the following address: Salomon Brothers Opportunity Fund Inc c/o PFPC Inc. P.O. Box 9764 Providence, RI 02940-9764

Buying shares by wire	Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:
PNC Bank Pittsburgh PA ABA# 031000053 Account# 8606905097 Attn: Salomon Brothers Opportunity Fund Inc Name of Account: Account # (as assigned):

12         Smith Barney Mutual Funds

To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

Orders for the purchase of Fund shares received by selected dealers by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value and transmits to PFPC through the facilities of the National Securities Clearing Corporation (“NSCC”) by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day. Otherwise, the orders will be priced as of the time the net asset value is next determined. It is the dealers’ responsibility to ensure that orders are transmitted so as to be received by PFPC through the facilities of NSCC prior to the close of its business day. Any loss resulting from a dealer’s failure to submit an order within the prescribed time frame will be borne by that dealer.

Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Automatic investment plan	You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of the Fund. On or about the 10th of the month, the Fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

■  Amounts transferred should be at least $25 monthly.

■  If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

For more information, consult the SAI.

Opportunities Fund Inc         13

Redeeming shares

Redemptions by mail	You may redeem some or all of your shares by sending your redemption request in proper form to: PFPC Inc. c/o Salomon Brothers Opportunity Fund P.O. Box 9764 Providence, RI 02940-9764
Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary.

The written request for redemption must be in good order. This means that you have provided the following information. Your request will not be processed without this information.

■  Account number

■  Dollar amount or number of shares to redeem

■  Signature of each owner exactly as the account is registered

■  Other documentation required by the transfer agent

To be in good order, your request must include a signature
guarantee if:

■  The proceeds of the redemption exceed $50,000

■  The proceeds are not paid to the record owner(s) at the
record address

■  The shareholder(s) has had an address change in the past 45 days

■  The shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loans, but not from a notary public.

Redemptions by fax	You may redeem shares by fax only if a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to the transfer agent at (508) 871-9503. If fax redemptions are not available for any reason, you may use the Fund’s redemption by mail procedure described above.

Redemption payments Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include signature guarantees.

In all cases, your redemption price is the net asset value next determined after your request is received in good order. The Fund does not charge a redemption fee. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.

The Fund may suspend the right of redemption during any period when: (a) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency exists, as defined by rules of the SEC, making disposal of portfolio securities or determination of the value of net assets of the Fund not reasonably practicable.

14         Smith Barney Mutual Funds

Redemptions through selected dealers	If you hold your shares through a dealer, you may transmit your redemption request to selected dealers with which the distributor has entered into sales agreements for the purchase of shares of the Fund. Redemption orders received by these dealers before the NYSE closes and which are transmitted to the transfer agent prior to the close of its business day (normally 5:00 p.m. Eastern time) are effective that day. It is the responsibility of the dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your order.

Redemptions by wire

You may redeem shares by wire in amounts of $500 to $50,000 if redemption by wire has been elected on your Purchase Application. A signature guarantee is not required on this type of redemption request. To elect this service after opening your account, call the transfer agent at (800) 446-1013 for more information. To redeem by wire, you may either:

■  Telephone the redemption request to the transfer agent at (800) 446-1013

■  Mail the request to the transfer agent at the address listed above

Proceeds of wire redemptions of $500 or more will be wired to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. Checks for redemption proceeds of less than $500 will be mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.

Redemptions by telephone

You may redeem shares by telephone if you elect the telephone redemption option on your Purchase Application and you have a direct account with the transfer agent. The proceeds must be mailed to your address of record. In addition, you must be able to provide proper identification information. You may not redeem by telephone if your address has changed within the past 45 days or if your shares are in certificate form. Telephone redemption requests may be made by calling the transfer agent at (800) 446-1013 between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open. If telephone redemptions are not available for any reason, you may use the Fund’s regular redemption procedure described above.

Stockholders cannot apply the telephone redemption privilege to shares held in certificate form or for accounts requiring additional supporting documentation for redemptions such as trust, corporate, estate and guardian accounts.

Automatic cash withdrawal plan	You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify, you must own shares of the Fund with a value of at least $7,500 and each automatic redemption must be at least $50.

Opportunities Fund Inc         15

Other things to know about share transactions

Important Information about opening a new account

The USA Patriot Act: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth and other information that will allow the Fund to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, the Fund will not be able to open the account.

If the Fund is unable to verify your identity, the Fund reserves the right to close your account or take other steps that the Fund may deem advisable.

Small account balances

If at any time the aggregate net asset value of the Fund shares in your account is less than $500 ($250 in the case of an IRA or self-employed retirement plan) for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your financial intermediary. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without the imposition of any sales charges that may apply to your new purchase.

The Fund may, with prior notice to shareholders, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your financial intermediary or the transfer agent or consult the SAI.

Share price

You may buy or redeem Fund shares at the net asset value next determined after receipt of your request in good order. The Fund’s net asset value is the value of its assets minus its liabilities and is calculated every day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. The NYSE is closed on certain holidays listed in the SAI. If the NYSE closes early, the Fund accelerates calculation of net asset value and transaction deadlines to the actual closing time.

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the Fund to the Manager.

16         Smith Barney Mutual Funds

The Fund generally values its securities based on market quotations determined at the close of trading on the NYSE. The Fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is at 12 noon Eastern time. For securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by third party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independant third party pricing service approved by the Board of Directors, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the Manager to be unreliable, the market price may be determined by the Manager, using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. A fund that invests in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) – may use the fair valuation procedures more than a fund that invests primarily in securities that are more liquid – such as securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the Fund prices its shares. The Fund uses a fair value model developed by a pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the Fund could change on days when you cannot buy or redeem shares.

In order to buy or redeem shares at that day’s price, you must place your order with the transfer agent or selected dealers before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Opportunities Fund Inc         17

Members of the Fund’s selling group must transmit all orders to buy or redeem shares to the Fund’s transfer agent before the agent’s close of business.

The Fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase order
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Redemptions in kind

The Fund may make payment for Fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

Frequent purchases and sales of Fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the Fund and its long-term shareholders, the Board of Directors of the Fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market-timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Manager believes to be obvious market-timing, the Manager will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Manager believes

18         Smith Barney Mutual Funds

could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. The Fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The Fund’s policies and procedures also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the Manager and its affiliates, other than money market funds. Additionally, the Fund has adopted policies and procedures to prevent the selective release of information about the Fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The Fund’s policies and procedures provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right, with notice to shareholders, to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Opportunities Fund Inc         19

Dividends, distributions and taxes

Dividends

The Fund generally makes capital gain distributions and pays dividends from its net investment income, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal income tax. Capital gain distributions and dividends are reinvested in additional Fund shares. The Fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the federal income tax consequences to you of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends (including distributions of net short-term capital gain)	Ordinary income (except in the case of dividends attributable to “qualified dividend income”, as discussed below)

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment. In particular, as discussed earlier in this Prospectus, the Fund currently has a sub -

20         Smith Barney Mutual Funds

stantial amount of unrealized long-term capital gain which could result in large capital gain distributions.

After the end of each year, the Fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of a portion of your distributions, dividends, and, redemption proceeds.

Opportunities Fund Inc         21

Financial highlights

The financial highlights table is intended to help you understand the performance of the Fund for the past 5 years. Total investment return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by                     , an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for the Fund effective July 11, 2005. The Fund’s Audit Committee approved the engagement of                  as the Fund’s new independent registered public accounting firm. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of                 , subject to the right of the Fund by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

Year Ended August 31,

	2005	2004	2003	2002	2001
Net asset value, beginning of year

Income (loss) from operations:
Net investment income
Net realized and unrealized gain (loss)

Total income (loss) from operations

Less distributions from:
Net investment income
Net realized gains

Total distributions

Net asset value, end of year

Total return

Net assets, end of year (millions)

Ratios to average net assets:
Expenses
Net investment income

Portfolio turnover rate

22         Smith Barney Mutual Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(Investment Company Act file no. 811-02884)

OPPRO 12/05

Salomon Brothers Opportunity Fund Inc

Additional Information about the Fund

The Fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings information.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of additional information The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

How to obtain additional information You can make inquiries about the Fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent, by calling 1-800-446-1013 or writing the Fund at 125 Broad Street, New York, NY, 10004 or calling your financial intermediary.

Information about the Fund (including the statement of additional information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the public reference room may be obtained by calling 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

SALOMON BROTHERS OPPORTUNITY FUND INC

A No-Load Mutual Fund

125 Broad Street, New York, New York 10004

1-888-777-0102 (toll free)

STATEMENT OF ADDITIONAL INFORMATION

Salomon Brothers Opportunity Fund Inc (the “Fund”) is an open-end, no-load, non-diversified investment company. The Fund seeks to achieve above average long-term capital appreciation through investments principally in common stocks, or securities convertible into or exchangeable for common stocks, which are believed to be undervalued. Current income is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated December     , 2005 (the “prospectus”). This SAI supplements and should be read in conjunction with the prospectus, a copy of which may be obtained without charge by writing the Fund at the address, or by calling the telephone numbers listed above. The Fund’s website does not make available its SAI and shareholder reports because the website is currently set up to make available only portfolio holdings info.

December     , 2005

Table of Contents

	Page		Page
Investment Policies	2	Shareholder Services	24
Disclosure of Portfolio Holdings	5	Account Services	24
Investment Restrictions and Limitations	7	Capital Stock	25
Management	9	Custodian and Transfer Agent	25
Portfolio Manager Disclosure	13	Independent Registered Public Accounting Firm
Portfolio Transactions	17		25
Determination of Net Asset Value Additional Redemption Information Federal Income Taxes Dividends and Distributions	19 19 19 23	Counsel	26
		Financial Statements	26
		Proxy Voting Policies and Procedures	A-1

THE FUND

The Fund is an open-end investment company incorporated in Maryland on October 13, 1978.

INVESTMENT POLICIES

The following information supplements the discussion of the investment policies of the Fund found under “Investments, risks and performance” and “More on the Fund’s investments” in the prospectus.

The Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. When management deems it appropriate the Fund may also invest without limitation in fixed-income securities or hold assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments, for temporary defensive purposes due to economic or market conditions. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor’s Ratings Services (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, securities deemed by Salomon Brothers Asset Management Inc (“SBAM” or the “Manager”), the Fund’s investment adviser, to be of comparable quality. Debt securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal, while debt securities rated Baa by Moody’s are regarded by Moody’s as medium grade obligations and as having speculative characteristics. Investments in such fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds trading at a substantial discount.

Loans of Portfolio Securities

The Fund’s Board of Directors may authorize the lending of portfolio securities to selected member firms of the New York Stock Exchange (“NYSE”). The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid as a fee to the broker or other person who arranged the loan. If the deposit drops below the required minimum at any time, the borrower will be called upon to post additional cash, so as to mark to market on a daily basis. If the additional cash is not provided, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market, charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the loaned securities, and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that such activity would not cause any adverse tax consequences to the Fund or its shareholders and only in accordance with applicable rules and regulations. Neither the brokers nor the borrowers may be affiliated, directly or indirectly, with the Fund. Lending of portfolio securities is subject to the restrictions set forth in paragraph (5) under “Investment Restrictions and Limitations” below. As of August, 2005, the Fund loaned securities having a market value of $            .

Put and Call Options

The Fund may purchase and write put and call options on securities and securities indices provided such options are traded on a national securities exchange and provided further that the value of options held and the value of positions underlying options written do not exceed 10% of the Fund’s total assets. A put option gives the holder the right to sell to the writer, and a call option gives the holder the right to buy from the writer, the number of shares of the underlying security covered by the option at a stated exercise price on or before a stated expiration date. Puts and calls with respect to a limited number of securities currently may be purchased or written through the facilities of certain national securities exchanges. In addition, each of such exchanges provides a secondary market for “closing” options positions. It will be the policy of the Fund to write call options only if the Fund either: (i) owns and will hold over the term of the option the underlying securities against which the option is written (or securities convertible into the underlying securities without additional consideration); or

(ii) owns or will hold a call on the same underlying security or securities. When a put option is written by the Fund, the Fund will create and maintain a segregated account consisting of liquid assets equal to the option price.

The primary risk to the Fund as the writer of a covered call option is that, unless a closing transaction is executed, the Fund must retain its underlying cover position even if price movement would otherwise have caused the Fund to dispose of that position, and must forgo opportunities for gain in excess of the option premium which may result from favorable changes in the value of the underlying cover position.

The primary risk to the Fund as the writer of a put option is that, unless a closing transaction is executed, the Fund may be required to purchase the underlying security or securities at a price above the market price at the time of such purchase. When a put option is collateralized through the maintenance of a segregated account, the contents of such account are not available to the Fund for the general pursuit of the Fund’s investment objectives. The Fund will write put options only when it is believed that the acquisition of the underlying security or securities would be in accordance with the Fund’s investment objectives.

The Fund may enter into closing purchase transactions in the secondary markets in options maintained by the various exchanges. In such a transaction, the Fund would buy an option similar to the one it had previously written. The resulting transaction would have the effect of canceling the Fund’s preexisting obligation on the option written by it. The Fund has no assurance, however, that a liquid secondary market will exist on any given day with respect to options on a particular security. Therefore, there is no assurance that the Fund will be able to enter into a closing transaction at any particular time.

In executing any closing purchase transaction, the Fund will incur the expense of the premium (plus transaction costs) in order to effect the transaction.

The Fund may purchase put or call options for speculative purposes in pursuit of its objective of capital appreciation or, in the case of a put, to hedge against an adverse price change in a portfolio position.

The primary risk in purchasing (as opposed to writing) an option is the potential loss of investment (i.e., the premium for the option) in a relatively short period of time if the underlying securities increase, in the case of a put, or decrease, in the case of a call, in value. In such instances, the option would not be exercised by the Fund and would become worthless at its expiration date. If a secondary market for the option exists, the Fund may utilize closing sale transactions analogous to the closing purchase transactions described above with respect to the writing of options.

Investments in Foreign Securities

Investments in securities of foreign issuers may involve risks not typically associated with investments in securities of U.S. issuers. The value of any foreign securities held, and of any related income received, will be affected by fluctuations in currency rates, exchange control regulations and, as with domestic multinational corporations, fluctuating interest rates. Most foreign securities markets have substantially less trading volume and are generally not as highly regulated and supervised as U.S. securities markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies and are subject to different accounting, auditing and financial reporting standards. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer. Political and economic conditions such as seizure or nationalization of assets, establishment of exchange controls, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments could adversely affect the economy of a particular country and, thus, the Fund’s investments in that country. In the event of default on a foreign security, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such obligation. Additionally, certain amounts of the Fund’s income may be subject to withholding taxes in the country in which it invests. The Fund may not invest more than 5% of its net assets in securities of foreign issuers which are not publicly traded in the United States. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

High Yield, Lower Quality Securities

The Fund may invest up to 5% of its net assets in debt securities rated below investment grade by Moody’s or S&P, with no minimum rating required, and comparable unrated securities. Such securities are generally referred to as “high-yield” or “junk” bonds, and involve a high degree of risk. An economic recession could disrupt the market for such securities and adversely affect their value and the ability of issuers to repay principal and pay interest thereon.

While the market values of high-yield securities may tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporation developments and changes in economic conditions, and thus will fluctuate over time. In addition, high-yield securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because high-yield securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for these securities may diminish the Fund’s ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value as well as impair the Fund’s ability to dispose of such securities.

The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk of the securities. Although SBAM uses these ratings as a criterion for the selection of securities for the Fund, SBAM also relies on its independent analysis to evaluate potential investments for the Fund.

Restricted Securities

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. To the extent that the Fund’s portfolio may include securities of limited marketability, the price obtainable for such securities could be affected adversely if the Fund were forced to sell under inexpedient circumstances, e.g., to satisfy sizable redemptions. Furthermore, where the Fund has a substantial position in securities with limited trading markets, the activities of the Fund itself, as well as those of other investors, could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings at then current market prices. “Limited marketability” may exist if the Fund has a substantial position in securities that trade in a limited market, or if the securities are “restricted,” and are therefore not readily marketable without registration under the Securities Act of 1933, as amended (the “1933 Act”). Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities, which might have an adverse effect upon the price and timing of sales of such securities and the ability of the Fund to meet redemption requests. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as “restricted securities” and securities that are not readily marketable.

Portfolio Turnover

Flexibility of investment and emphasis on capital appreciation may involve a greater portfolio turnover rate than that of investment companies whose objective, for example, is production of income or maintenance of a balanced investment position. The rate of portfolio turnover cannot be predicted with assurance and may vary from year to year. See the table under “Financial Highlights” in the prospectus for the Fund’s portfolio turnover rates.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that includes the Manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the Fund’s portfolio holdings is in the best interests of its shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of SBAM or CGM or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with Securities and Exchange Commission (“SEC”) rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The Fund’s sector weightings, performance attribution (e.g. analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Directors who are not “interested persons” of the Fund as defined in the 1940 Act or the Manager (the “Independent Directors”), and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s Board at its next regularly scheduled meeting.

The Fund does not currently post its portfolio holdings, or otherwise disclose its portfolio holdings, other than in required regulatory filings and reports, but may in the future do so.

Set forth below is a list, as of April 1, 2005, of those parties with whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co., (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services, (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay Before Dissemination
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable and approved by the holders of a majority of the Fund’s outstanding voting securities which, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of: (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities are represented; or (ii) more than 50% of the outstanding voting securities of the Fund.

The percentage limitations contained in the investment restrictions described above and the description of the Fund’s investment policies are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. If a percentage restriction on investment or utilization of assets in a policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

The Fund may not:

(1) Invest: (i) more than 25% of the value of its total assets in the securities of any single issuer (other than the United States Government or its agencies or instrumentalities) or in the securities of issuers in any one industry; or (ii) as to 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than the United States Government or its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any one issuer;

(2) Borrow money or pledge its assets, except as described under “More on the Fund’s investments” in the prospectus;

(3) Purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions) or make short sales of securities (except for sales “against the box,” i.e., when a security identical to the one owned by the Fund or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

(4) Underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act (“restricted securities”); in such registrations, the Fund may technically be deemed an “underwriter” for purposes of that Act. It is the Fund’s present intention not to acquire restricted securities unless the Fund also receives contractual registration rights. In any event, no more than 10% of the value of the Fund’s total assets may be invested in illiquid securities;

(5) Make loans of cash or other assets provided that: (i) this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are publicly distributed, or from investing up to an aggregate of 10% (including investments in other types of restricted securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions; and (ii) this restriction shall not prohibit the Board of Directors of the Fund from authorizing the lending of portfolio securities to selected members of the NYSE on a demand basis and fully collateralized by cash so long as such loans do not exceed 10% of the Fund’s total assets;

(6) Purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund’s net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker’s commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. The return on such investments will be reduced by the operating expenses, including management fees, of such investment company, and will be further reduced by the Fund’s expenses; that is, there will be a layering of certain fees and expenses;

(7) Invest more than 10% of the value of the Fund’s total assets in securities of unseasoned issuers, including their predecessor, which have been in operation for less than three years;

(8) Invest in companies for the purpose of exercising control of management;

(9) Purchase or sell real estate, interests in real estate, interests in real estate investment trusts or commodities or commodity contracts; however, the Fund may purchase interests in real estate investment trusts or other companies which invest in or own real estate if the securities of such trusts or companies are registered under the 1933 Act and are readily marketable, and the Fund may purchase the securities of companies engaged in businesses which may involve commodities or commodities futures contracts; or

(10) Write or purchase puts or calls on securities or securities indices except as described under “Investment Policies—Put and Call Options.”

MANAGEMENT

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Manager, administrator, custodian and transfer agent. The Fund’s day-to-day operations are delegated to the Manager and administrator.

The principal occupations of the Directors and executive officers of the Fund for the past five years are listed below. With the exception of Mr. Brilliant and Mr. Williamson, each of the Fund’s officers are also officers of certain of the other investment companies for which SBAM acts as investment adviser.

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
NON-INTERESTED DIRECTORS:
B. Alexander Gaguine 516 Bethany Avenue Santa Cruz, CA 95060 Birth year: 1950	Director	Since 1997	Chief Operating Officer and President, Appleton Foundation	1	None

Rosalind A. Kochman 1301 Avenue J Brooklyn, NY 11230 Birth year: 1937	Director Chairperson	Since 1990 Since 2005	Chief Executive Officer, Brooklyn Eye Surgery Center; and Administrator, Kochman Lebowitz & Mobil, MDs	1	None

Irving Sonnenschein 888 7th Avenue New York, NY 10016 Birth year: 1920	Director	Since 1994	Partner in the law firm of Sonnenschein, Sherman & Deutsch	1	None

INTERESTED DIRECTOR:
Irving Brilliant*** 399 Park Avenue New York, NY 10022 Birth year: 1918	Director Chairman President	Since 1978 1978-2004 September 2002- April 2003	Director of SBAM and Citigroup Global Markets Inc. (“CGM”) prior to April 2003	1	None

OFFICERS:
Andrew B. Shoup CAM 125 Broad Street New York, NY 10004 Birth year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM from 2001 to 2003; Director of Global Funds Administration of CAM from 2000 to 2001; Head of U.S. Citibank Funds Administration of CAM from 1998 to 2000	N/A	N/A

Name, Address, and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
R. Jay Gerken CAM 399 Park Avenue New York, NY 10022 Birth year: 1951	Executive Vice President	Since November 2002	Managing Director of CGM; Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. and Citi Fund Management Inc.; Executive Officer of certain mutual funds associated with Citigroup; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1994-2001)	N/A	N/A

George J. Williamson CAM 399 Park Avenue New York, NY 10022 Birth year: 1933	Vice President and Investment Officer President	Since 2002 2000-2002	Director of SBAM and CGM since January 1999. Prior to January 1999, Vice President of SBAM and CGM.	N/A	N/A

Patrick Hughes CAM 399 Park Avenue New York, NY 10022 Birth year: 1964	Vice President	Since 2005	Vice President of SBAM since 1995	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Treasurer and Chief Financial Officer	Since 2002	Vice President of CGM	N/A	N/A

Wendy Setnicka CAM 125 Broad Street New York, NY 10004 Birth year: 1964	Controller	Since 2004	Assistant Vice President of CAM

Andrew Beagley CAM 399 Park Avenue New York, NY 10022 Birth year: 1962	Chief Anti-Money Laundering Compliance Officer (Since 2002) and Chief Compliance Officer (Since 2004)	Since 2002	Director, CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (1999-2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (1997-1999)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Citigroup	N/A	N/A

*	Each Director holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and qualified, or (2) the Director resigns or his or her term as a Director is terminated in accordance with the Fund’s by-laws. Officers are elected annually by the Board of Directors.
**	A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.
***	Mr. Brilliant is an “Interested Director” by virtue of his position with affiliates of SBAM as described in the table above.

As of                     , 2005, none of the Independent Directors or their immediate family members owned beneficially or of record any securities in the Manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager or principal underwriter of the Fund.

The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent Directors of the Fund, namely Ms. Kochman, Mr. Gaguine and Mr. Sonnenschein.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The principal functions of the Audit Committee are to: (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as that term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm. During the Fund’s most recent fiscal year, the Audit Committee met three times.

The Nominating Committee is charged with the duty of making all nominations for independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary. The Nominating Committee met once during the Fund’s most recent fiscal year.

The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies they oversee within the same family of investment companies as of December 31, 2004. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves to investors as related companies.

Name of Director	Dollar Range* of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Non-Interested Directors:
B. Alexander Gaguine
Rosalind A. Kochman
Irving Sonnenschein

Interested Director:
Irving Brilliant

*	The dollar ranges are as follows:

A = None

B = $1–$10,000

C = $10,001–$50,000

D = $50,001–$100,000

E = Over $100,000

As of December     , 2005, the Directors and officers of the Fund as a group owned directly and beneficially approximately     % of the Fund’s outstanding shares.

As of                     , 2005, to the knowledge of management, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding shares.

Directors are currently paid a retainer of $             for each calendar year, and receive $             for each in person meeting and $             for each telephonic meeting attended. Directors are also reimbursed for out-of-pocket expenses relating to attendance at such meetings. Prior to August 29, 2005, Directors of the Fund not affiliated with SBAM received from the Fund a $         fee for each meeting of the Board attended and were reimbursed for out-of-pocket expenses relating to attendance at such meetings. The Directors received no per annum fee for their services as Directors. Directors affiliated with SBAM did not receive compensation from the Fund but were reimbursed for out-of-pocket expenses relating to attendance at such meetings.

The following table provides information concerning the compensation paid during the fiscal year ended August 31, 2005 to each of the Fund’s Directors. The Fund does not provide any pension or retirement benefits to Directors or officers. In addition, the Fund paid no remuneration during the fiscal year ended August 31, 2005 to officers of the Fund. None of the Directors serve on the Board of Directors of any other investment company advised by SBAM or its affiliates.

Director	Aggregate Compensation from the Fund Fiscal Year Ending August 31, 2005	Aggregate Compensation from the Complex Calendar Year Ending December 31, 2004
Irving Brilliant	$	$
B. Alexander Gaguine. . . . . . . . . . . . . . . . . . . . .	$	$
Rosalind A. Kochman . . . . . . . . . . . . . . . . . . . . .	$	$
Irving Sonnenschein . . . . . . . . . . . . . . . . . . . . . . .	$	$

Investment Manager

The Fund retains SBAM, an indirect wholly-owned subsidiary of Citigroup Inc., as its investment manager. SBAM serves as the investment manager to various individuals, institutions and other investment companies.

The management contract (“Management Contract”) between SBAM and the Fund provides that SBAM shall manage the operations of the Fund, subject to the policies established by the Board of Directors of the Fund. Pursuant to the Management Contract, SBAM manages the Fund’s investment portfolio, directs purchases and sales of the Fund’s portfolio securities and reports thereon to the Fund’s officers and directors regularly. SBAM also provides certain administrative services to the Fund, including accounting, Blue Sky compliance, corporate secretarial services, and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. SBAM also furnishes office space and certain facilities required for conducting the business of the Fund and pays the compensation of the Fund’s officers, employees and directors affiliated with SBAM. The Fund bears all other costs of its operations, including the compensation of its Directors not affiliated with SBAM.

Effective October 1, 2005, as compensation for services performed under the Management Contract, the Fund pays SBAM a management fee each month, which is calculated daily and payable monthly, according to the following schedule:

Fund’s Fee Rate Average Daily Net Assets	Management Fee Rate
First $1 billion	0.750%
Next $1 billion	0.725%
Next $3 billion	0.700%
Next $5 billion	0.675%
Over $10 billion	0.650%

Prior to October 1, 2005, the Fund paid SBAM a management fee at an annual rate of 0.75% of the Fund’s average daily net assets. Prior to October 1, 2003 the Fund paid SBAM a management fee at an annual rate of 1.00% of the Fund’s average daily net assets. Management fees paid by the Fund to SBAM for the fiscal years ended August 31, 2005, 2004 and 2003 amounted to $            , $1,079,060 and $1,415,057, respectively.

The Management Contract provides that it will continue automatically for periods of one year provided that such continuance is specifically approved annually: (a) by the vote of a majority of the Fund’s outstanding voting securities or by the Fund’s Board of Directors; and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Management Contract or “interested persons,” as defined in the 1940 Act, of any such party. The Management Contract may be terminated on 30 days’ written notice by the Fund to SBAM or on 60 days’ written notice by SBAM to the Fund. The Management Contract will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the Fund’s portfolio managers. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
		Registered investment companies with $ in total assets under management	Other pooled investment vehicles with $ in assets under management	Other accounts with $ in total assets under management

		Registered investment companies with $ in total assets under management	Other pooled investment vehicles with $ in assets under management	Other accounts with $ in total assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Manager and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Manager and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or account that provide greater overall returns to the Manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities

Investment decisions for the Fund are made independently from those of other funds or accounts managed by SBAM. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Fund’s Board of Directors has adopted a Code of Ethics (the “Fund Code”) that incorporates personal trading polices and procedures applicable to access persons of the Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of SBAM, as the investment adviser to the Fund, which policies serve as SBAM’s Code of Ethics (the “Adviser Code”). The Fund Code and the Adviser Code have been designed to address potential conflicts of interest that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund Code and the Adviser Code, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for the Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund Code and the Adviser Code require access persons to report all personal securities transactions periodically.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM (“SBFM”) and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Recent Developments

The Funds have received information from CAM concerning SBFM and SBAM, investment advisory companies that are a part of CAM. The Funds receive investment advisory and administrative services from SBAM or SBFM, as the case may be. The information received from CAM is as follows:

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

SBFM and SBAM are cooperating with the SEC. Although there can be no assurance, SBFM and SBAM believe that these matters are not likely to have a material adverse effect on the funds or their ability to perform their respective investment advisory services relating to the funds.

The SEC staff’s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

Proxy Voting Policies and Procedures

Although individual Board members may not agree with particular policies or votes by the Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A are the summary of the guidelines and procedures that the Manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Manager or any affiliated person of the Fund or the Manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the fund’s website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

Distributor

Shares of the Fund are offered on a continuous basis and without a sales charge through CGM as distributor pursuant to a distribution agreement between CGM and the Fund which became effective on June 1, 2001. CGM is not obligated to sell any specific amount of Fund shares. For the fiscal years ended August 31, 2005, 2004 and 2003, CGM did not receive any compensation for its services as distributor.

PORTFOLIO TRANSACTIONS

The Fund’s general policy in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and SBAM’s arrangements related thereto (as described below), overall performance, the dealer’s risk in positioning the securities involved, and the broker’s commissions and dealer’s spread or mark-up. While SBAM generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, SBAM may select brokers who charge a commission in excess of that charged by other brokers, if SBAM determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to SBAM by such brokers. Research services generally consist of research or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. SBAM may also have arrangements with brokers pursuant to which such brokers provide research services to SBAM in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund’s costs, SBAM does not believe that the research significantly reduces its expenses as the Fund’s investment manager.

Research services furnished to SBAM by brokers who effect securities transactions for the Fund may be used by SBAM in providing investment advice to the other investment companies and accounts which it manages. Similarly, research services furnished to SBAM by brokers who effect securities transactions for other investment companies and accounts which SBAM manages may be used by SBAM in servicing the Fund. Not all of these research services are used by SBAM in managing any particular account, including the Fund.

Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

Under the 1940 Act, “affiliated persons” of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, a fund may purchase securities from underwriting syndicates of which the investment manager or any of its broker/dealer affiliates is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act. Affiliated persons of a fund, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for such fund. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for a fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

The Board of Directors of the Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

Aggregate brokerage commissions paid by the Fund for the fiscal years ended August 31, 2005, 2004 and 2003, were $            , $3,664 and $26,948, respectively. During the fiscal years ended August 31, 2005, 2004 and 2003, the Fund paid no commissions to CGM, an affiliated broker-dealer.

DETERMINATION OF NET ASSET VALUE

The Fund’s net asset value per share for the purpose of pricing purchase and redemption orders is determined once daily at the close of regular trading of the NYSE on each day the NYSE is open for business. The Fund is open for business on each day the NYSE is open for trading, i.e., Monday through Friday with the exception of New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e., the value of the assets less the liabilities) by the total number of Fund shares outstanding. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Other over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if “restricted” securities are being valued, such portfolio securities and other assets are valued as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.

ADDITIONAL REDEMPTION INFORMATION

The Fund has established different redemption procedures. No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be permitted until all checks in payment for the purchase of the shares to be redeemed have been collected, which may take up to 15 days or more.

Redemptions in Kind

If the Board of Directors shall determine that it is in the best interests of the shareholders of the Fund, the Fund may pay the redemption price, in whole or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their values employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, the Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund. In addition, the Fund has adopted procedures regarding redemptions in-kind made by a shareholder who is an “affiliated person” of the Fund, as that term is defined in the 1940 Act. Pursuant to these procedures, a redemption request by an affiliated shareholder that is satisfied in whole or in part by an in-kind distribution will be effected on a pro rata basis based on the Fund’s then current net assets. The procedures apply to redemption requests made by an affiliated shareholder, during any period of 90 days, in excess of $2,000,000. The Fund may also apply these procedures to redemption requests under $2,000,000; however, the Fund does not intend to make a practice of redeeming shares in-kind with respect to redemption requests under $2,000,000. A shareholder who receives a distribution in-kind may incur a brokerage commission upon a later disposition of such securities.

FEDERAL INCOME TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the federal, state and local tax consequences to them of an investment in the Fund.

Taxation of the Fund

The Fund has qualified for the fiscal year ended August 31, 2005 and intends to continue to qualify as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net realized long-term capital gain over net realized short-term capital loss), if any, that it distributes to its shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. All investment company taxable income and net capital gain distributed by the Fund will be reinvested automatically in additional shares of the Fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

Qualification as a regulated investment company requires, among other things, that the Fund: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”); and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any (I) one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (II) two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

If in any year the Fund should fail to qualify for tax treatment as a RIC, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally would be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividend income” (as discussed below) in the case of individual shareholders.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the Fund intends to make sufficient distributions as are necessary to avoid the imposition of this excise tax.

The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of the Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

Tax Status of the Fund’s Investments

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Gain or loss on the sale or other disposition of Fund investments will generally be long-term capital gain or loss if the Fund has held the security for more than one year. Gain or loss on the sale of a security held for one year or less will generally be short-term capital gain or loss. If the Fund acquires a debt security at a discount, any gain upon the sale or redemption of the security, to the extent it reflects accrued market discount, will be taxed as ordinary income, rather than capital gain.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax treaties with the U.S. to reduce or eliminate such taxes.

Taxation of Shareholders

Dividends of investment company taxable income paid out of the Fund’s current or accumulated earnings and profits (“income dividends”) will, except in the case of dividends attributable to “qualified dividend income,” discussed below, be taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares. For taxable years beginning on or before December 31, 2008, distributions of income dividends designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholder. Qualified dividend income generally includes dividends received from domestic corporations and dividends received from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-favored dividends it receives through to Fund shareholders. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) if (1) the dividend is received with respect to any share held for fewer than 61 days during the

121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or in the case of certain preferred stock, 91 days during the 181-day period beginning on the date which is 90 days before such date); (2) to the extent that the recipient is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. In addition, income dividends received by corporate shareholders will be eligible for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that has been held by the Fund for less than 46 days during the 91 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock); (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund. The amount of any dividends eligible for the corporate dividends received deduction or derived from qualified dividend income, if any, will be designated by the Fund in a written notice within 60 days of the close of the Fund’s taxable year.

Distributions of net capital gain that are properly designated by the Fund (“capital gain dividends”) will be taxable to shareholders as long-term capital gain regardless of the length of time the investor has held shares in the Fund, and such distributions will not be eligible for the dividends received deduction. In the case of individual shareholders, long-term capital gain attributable to securities held by the Fund longer than 12 months is taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any income dividends or capital gain dividends.

Distributions by the Fund that do not constitute income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

Generally, shareholders will be taxed on dividends or distributions in the year of receipt. However, if the Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is paid during the following January, it will be treated as paid by the Fund and will be taxable to shareholders in the year the dividend or distribution is declared.

The redemption of shares of the Fund is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the redemption or other disposition of Fund shares will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than 12 months. The maximum tax rate on long-term capital gains of individuals is 15% for taxable years beginning on or before December 31, 2008 (after which time the maximum rate will increase to 20%). If a shareholder redeems or otherwise disposes of shares of the Fund before holding them for more than six months, any loss on the redemption or other disposition of such shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. A loss realized on a redemption or other disposition of shares may be disallowed if replacement shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if: (i) the payee fails to furnish the Fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number); (ii) the Internal Revenue Service (“IRS”) notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

Backup withholding is not an additional tax, and any amount withheld may be credited against the shareholder’s federal income tax liability.

Income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is intended to be general information to shareholders and potential investors in the Fund and does not constitute tax advice. Shareholders and potential investors are urged to consult their own tax advisers regarding federal, state, local and, if applicable, foreign tax consequences of an investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered to a shareholder due to an invalid address or otherwise remains uncashed by the shareholder for a period of six months, the Fund reserves the right to reinvest the dividends and/or distribution in a shareholder’s account at the then-current net asset value and to convert the shareholder’s election to automatic reinvestment in shares of the Fund from which the distributions were made. Dividends and capital gain distributions are reinvested automatically in additional shares of the Fund at the net asset value next determined after the record date and such shares are automatically credited to a shareholder’s account, unless PFPC, Inc. (“PFPC”) or an SBAM representative is informed by notice that a shareholder wishes to receive such dividends or distributions in cash. The shareholder may change such distribution option at any time by notification to PFPC prior to the record date of any such dividend or distribution. See “Buying Shares” in the prospectus.

SHAREHOLDER SERVICES

Automatic Withdrawal Plan. An Automatic Withdrawal Plan (“Withdrawal Plan”) may be opened with shares having a total value of at least $7,500. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, the Fund or PFPC upon written notice.

A Withdrawal Plan application is required to establish the Withdrawal Plan in the Fund. Shareholders should call (800) 446-1013 for more information.

Self-Employed Retirement Plans. The Fund offers a prototype retirement plan for self-employed individuals (“SERP”). Under the SERP, self-employed individuals may contribute out of earned income to purchase Fund shares and/or shares of certain other mutual funds managed by SBAM.

Boston Safe Deposit and Trust (“BSDT”) has agreed to serve as custodian and furnish the services provided for in the SERP and the related Custody Agreement. Individuals adopting a SERP will be charged an application fee as well as certain additional annual fees which are separate from those paid by the Fund for custodian services.

For information required for adopting a SERP, including information on fees, the form of SERP and Custody Agreement is available from the Fund. Because application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a SERP is recommended.

Individual Retirement Accounts. A prototype individual retirement account (“IRA”), which has been approved as to form by the IRS, is available for all working individuals who receive compensation in the tax year for services rendered and who have not attained age 70 1/2 before the close of the tax year. In addition, individuals who have received certain distributions from qualified plans or other IRAs may be eligible to make rollover contributions to an IRA. Also, individuals covered by an employer-sponsored simplified employee pension are eligible to establish an IRA. Finally, divorced or legally separated spouses may make IRA contributions out of taxable alimony payments. Contributions to an IRA made available by the Fund may be invested in fund shares and/or in shares of certain other mutual funds managed by SBAM.

BSDT has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. Each IRA will not be charged an application fee but is subject to certain additional annual fees, which are separate from those paid to State Street Bank & Trust Company (“SSB&T”) for its services as Fund custodian. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Information required for adopting an IRA, including information on fees, the form of Custodial Agreement and related materials, including disclosure materials, is available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.

ACCOUNT SERVICES

Shareholders receive annual and semi-annual reports which outline the Fund’s current investments and other financial data. Annual reports include audited financial statements. Shareholders will receive a Statement of

Account following each share transaction. Shareholders can write or call the Fund at the address and telephone numbers on the first page of the prospectus with any question relating to their investment in Fund shares.

CAPITAL STOCK

The authorized capital stock of the Fund consists of 15,000,000 shares having a par value of $0.01 per share. All shares are of the same class, with like rights and privileges. Each share is entitled to one vote and participates equally in Fund dividends and distributions and in its net assets on liquidation. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. Except as required under the 1940 Act, there will not be a regularly scheduled Annual Meeting of Shareholders. The shares are fully paid and non-assessable when issued and have no preference, pre-emptive, conversion or exchange rights. There are no options or other special rights outstanding relating to any such shares.

CUSTODIAN AND TRANSFER AGENT

SSB&T serves as the Fund’s custodian. SSB&T, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and makes disbursements on behalf of the Fund. The custodian does not determine the investment policies of the Fund, nor decide which securities the Fund will buy or sell. SSB&T’s address is 225 Franklin Street, Boston, Massachusetts 02110.

PFPC serves as the Fund’s transfer agent. PFPC registers and processes transfers of the Fund’s stock, processes purchase and redemption orders, acts as the Fund’s dividend disbursing agent and maintains records and handles correspondence with respect to shareholder accounts pursuant to a Transfer Agency Agreement. PFPC’s address is P.O. Box 9764, Providence, RI 02940-9764.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective July 11, 2005. The Fund’s Audit Committee has approved the engagement of         as the Fund’s new independent registered public accounting firm. A majority of the Fund’s Board of Directors, including a majority of the independent Directors, approved the appointment of         , subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

COUNSEL

Simpson Thacher & Bartlett LLP serves as Fund counsel and is located at 425 Lexington Avenue, New York, New York 10017.

Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Fund’s prospectus.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended August 31, 2005, contained in the 2005 Annual Report of the Fund, are incorporated by reference into this SAI. Copies of such Annual Report may be obtained by calling the telephone number on the first page of this SAI.

APPENDIX A

Proxy Voting Policies and Procedures

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do

A-1

not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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PART C. OTHER INFORMATION

ITEM 22.	EXHIBITS

Exhibit		Description
a (1)	—	Articles of Incorporation of Registrant (filed as Exhibit 1 of the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(a) to Amendment No. 1 to the Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(b) to Registration Statement on Form N-8B-1 (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(4)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(5)	—	Amendment to Articles of Incorporation of Registrant (filed as Exhibit 1(e) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

b (1)	—	By-Laws of Registrant, as amended, December 16, 1988 (filed as Exhibit (2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Amendment to By-Laws dated October 29, 2003 (filed as Exhibit b(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

c	—	None.

d (1)	—	Management Contract between Registrant and Salomon Brothers Asset Management Inc dated November 28, 1997 (filed as Exhibit 5 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Form of Amendment No. 1 to the Management Contract (filed as Exhibit d(2) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(3)	—	Form of Amendment No. 2 to the Management Contract (filed as Exhibit d(3) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

e (1)	—	Form of Distribution agreement between Registrant and Salomon Smith Barney Inc. dated June 1, 2001, (filed as Exhibit e(1) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Form of Dealer Contract (filed as Exhibit 6(b) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

f	—	None.

g (1)	—	Master Custodian Agreement with State Street Bank & Trust Company filed as Exhibit g(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

h	—	Transfer Agency Agreement between Registrant and First Data Investor Services Group, Inc. (filed as Exhibit 9 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference.

i	—	Opinion and consent of Counsel (filed as Exhibit 10 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

j	—	None.

k	—	None.

l (1)	—	Subscription Agreement between Registrant and Irving Brilliant (filed as Exhibit 13(a) to Post- Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

(2)	—	Subscription Agreement between Registrant and William H. David, dated February 8, 1979 (filed as Exhibit 13(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 2063023 and 811-2884) and incorporated herein by reference).

m	—	None.

n	—	None.

p	—	Code of Ethics filed as Exhibit p to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File Nos. 2-63023 and 811-2884) and incorporated herein by reference).

ITEM 23.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 24.	INDEMNIFICATION

Reference is made to Article VIII of Registrant’s Articles of Incorporation, Article V of Registrant’s By-Laws and paragraph 4 of the Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the ‘Securities Act’) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Mutual Fund Professional Liability Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

ITEM 25.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Investment Adviser — Salomon Brothers Asset Management Inc

The list required by this Item 26 of officers and directors of SBAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

ITEM 26.	PRINCIPAL UNDERWRITERS

(a) Citigroup Global Markets Inc. (“CGM”) (formerly Salomon Smith Barney Inc.), the Registrant’s distributor, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Inflation Management Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 26 with respect to each director, officer and partner of Citigroup Global Markets is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

ITEM 27.	LOCATION OF ACCOUNTS AND RECORDS

Salomon Brothers Opportunity Fund Inc

125 Broad Street

New York, New York 10004

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

and

300 First Stamford Place, 4th Floor

Stamford, CT 06902

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Citigroup Global Markets, Inc.

(formerly Salomon Smith Barney Inc.)

388 Greenwich Street

New York, New York 10013

PFPC Inc.

P.O. Box 9764

Providence, RI 02940-9764

ITEM 28.	MANAGEMENT SERVICES

Not applicable.

ITEM 29.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SALOMON BROTHERS OPPORTUNITY FUND, INC., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 21st day of October, 2005.

SALOMON BROTHERS OPPORTUNITY FUND INC (Registrant)

By:	/s/ R. JAY GERKEN
R. JAY GERKEN EXECUTIVE VICE PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

	/s/ R. JAY GERKEN R. JAY GERKEN	Executive Vice President	October 21, 2005

	/s/ FRANCES M. GUGGINO FRANCES M. GUGGINO	Treasurer and Chief Financial Officer	October 21, 2005

	/s/ IRV. BRILLIANT* IRV. BRILLIANT	Director	October 21, 2005

	/s/ B. ALEXANDER GAGUINE* B. ALEXANDER GAGUINE	Director	October 21, 2005

	/s/ ROSALIND A. KOCHMAN* ROSALIND A. KOCHMAN	Director	October 21, 2005

	/s/ IRVING SONNENSCHEIN* IRVING SONNENSCHEIN*	Director	October 21, 2005

*By:	/s/ FRANCES M. GUGGINO		October 21, 2005
FRANCES M. GUGGINO AS ATTORNEY-IN-FACT

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints George Williamson, Christina Sydor, Lewis E. Daidone, Fran Guggino and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as a Director of the Salomon Brothers Opportunity Fund Inc, all documents, certificates, instruments, statements, filings and agreements (“documents”) to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the “Acts”), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-14 required to be filed with the SEC pursuant to the Acts.

All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid for the date hereof until revoked by me.

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

Signature:	Title:	Date:

/s/ IRVING SONNENSCHEIN Irving Sonnenschein	Director

/s/ IRVING BRILLIANT Irving Brilliant	Director	June 30, 2003

/s/ B. ALEXANDER GAGUINE B. Alexander Gaguine	Director	July 1, 2003

/s/ ROSALIND KOCHMAN Rosalind Kochman	Director	June 30, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	PAGE NUMBER